# Clean Energy Technologies Inc.

(OTC: PMFI)

# Disclaimer

This information Overview does not contain all of the information necessary to make an evaluation of the business or prospects of Probe Manufacturing, Inc. and its consolidated subsidiaries (together, the "Company") and does not contain or constitute a representation or warranty of any nature whatsoever. The Company expressly disclaims any and all liability which may be based on the information Overview or any of its contents, errors therein, or omissions therefrom. This Information Overview includes, and other written or oral communications may contain, or may have contained, certain statements, approximations, estimates, and projections provided by the Company with respect to the anticipated future performance of the Company and the industry within which it operates ("Forward-Looking Statements"). These Forward-Looking Statements involve risks and uncertainties, including without limitation risks and uncertainties associated with general market conditions, competition, and pricing. The Company believes that the Forward-Looking Statements made by it are based upon reasonable expectations. However, no assurances can be given that actual results will not differ materially from those contained in such Forward-Looking Statements. The recipient shall be entitled to rely solely on representations and warranties made to it in a signed definitive agreement relating to a transaction, if any. The Company is not under any obligation to, or expects to, update or otherwise revise this Information Overview or other materials supplied herewith.

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## The Company

- Public Company – Clean Energy Technologies, Inc.
  - Identify, acquire, and develop leading clean energy and clean technology solutions
    - ✓ Clean energy and clean technology focus
    - ✓ Utilize CETI's relationships and expertise to identify key technologies that match strengths and capabilities in manufacturing, supply chain management, unique business models and clean technology
  - Initial Acquisition – General Electric's Heat Recovery Solutions business
    - ✓ Proprietary HRS turbine technology for organic rankine cycle
    - ✓ Matches CETI manufacturing and engineering strengths
  - Engineering & Manufacturing Services - Base of Support
    - ✓ Stable source of revenue
    - ✓ Skills and resources in support of GE HRS
    - ✓ Business & I/P through acquisitions – Trident Manufacturing



# Background

- CETI established in 1994 as PMI
  - Public since '06 OTC:PMFI
  - 35,000 sq. ft. facility Costa Mesa, CA
  - 31 employees
  - '15 revenue ~$4.0M >35% gross margins
  - '16 revenue ~$10.0M (w/ new sub)
- Repositioned business in 2014 to focus on clean energy and related technologies
  - Acquisitions
  - OEM agreements
  - IP development
  - Equity & commercial opportunities
- Q3 '15 – acquired GE Heat Recovery Solutions in Costa Mesa
  - Acquired GE patents & IP
  - Consolidation savings and synergies
  - Further integrate in-house manufacturing of key technologies (HRS electronics)
  - Experienced clean tech management team

## Clean Energy Focus



Leverage Core Expertise
Product life Cycle Management from concept to fulfillment
Customer
Leverage Core Services
Faster Time to Market
Improved ROI & Compliance
Obtain Equity / Commercial Rights for CETI

# Clean Energy Technologies Inc. - Growth Strategy

CETI

- **CETI Tech. & Mfr. Services**
  - Product Development
  - Manufacturing
  - Project Mgt.
  - Global Sourcing
  - 5 Yr. Revenue Projection ~ $5M-$15M
- **GE Heat Recovery Solutions**
  - Waste heat generators
  - Sell equipment
  - Sell by kwh
  - Licensing
  - 5 Yr. Revenue Projection ~ $100M in Equipment Sale and $70M of Lease Contracts , $5-$15M Licensing
- **Future Acquisitions**
  - Energy Efficiency
  - Clean Technologies
  - Renewable energy solutions
  - Storage
  - Future equity plays

- CETI new public company identity
- Heat Recovery Solutions business still markets under same business & product name
- Manufacturing services…consolidation savings by manufacturing HRS products
- CETI identifies future product, partner & business growth opportunities to leverage into existing overhead structure and competence …IP ownership & equity opportunities

# Clean Cycle Generator

October 2015



HEAT
RECOVERY SOLUTIONS

# Heat Recovery Solutions (HRS)

## About us

- Established in 2008, acquired by GE in 2010
- Designs, manufactures & markets systems that convert waste heat into ~100kW net power… all knowledge in house
- Head office – Costa Mesa, California
- Proven technology and leaders in a billion dollar heat to power market
- Shifting from equipment sales through channels only to build, own, operate and system leasing business model
- GE Distributed Power focus shifted to only selling equipment via channels; not interested in build, own, operate & leasing.

## What CETI got

- CETI acquired all assets of GE HRS including employees, customer and supplier lists. GE previously valued at $55M.
- GE remains a customer of CETI HRS
- Took over GE facility and merged legacy manufacturing activities with what GE had.
- Global license & patents for proprietary turbine technology and organic rankine cycle waste heat systems technology for recip. Engines, biomass boilers & turbines
- GE management team that created the product and present systems business growth strategy



## CETI strategy

- Utilize CETI relationships to identify new market segments & regions to scale business
- Consolidate manufacturing , identify operational and supply chain cost reduction opportunities
- Package complete turn key easy to install systems and sell to global utilities
- Build & lease system sites in island nations to offset their cost of diesel fuel & reduce emissions
- License patented technology and proprietary process in eg: India, China

# HRS Clean Cycle Product

CETI


ENGINES
BOILERS
INDUSTRY
TURBINES
HEAT
Clean Cycle Generator Skid
2.7m (9ft)
ELECTRICITY
a product of
ecomagination

| Heat source | Clean Cycle generator | Electricity |
|---|---|---|
| • Heat energy is captured from exhaust streams<br>• Requires >800kWth at >155°C<br>• Example: 1.5MW recip engine | • One unit generates ~100kW net<br>• Modular, re-deployable<br>• More heat? Stack multiple units<br>• No fuel, no emissions | • Distributed, base-load; 90%CF<br>• Power factor of 1 matches grid<br>• Sold to grid for revenue, or used on-site |

# Inside the Clean Cycle package

## Key features

- Non-invasive to engine operation
- No manned operation required
- 20ft container is re-deployable
- Magnetic bearing generator (IPM)

## The Organic Rankine Cycle



Power out
IPM
Heat Capture
Closed
refrigeran
loop
Condenser

## A fully packaged Clean Cycle unit



Heat Capture Module
Condenser
Clean Cycle
Heat transfer module
Exhaust heat
Integrated Power Module (IPM)

# HRS Differentiators





**Core technology**
- ✓ Integrated power module
- ✓ Mag lev bearing generator
- ✓ Lower maintenance: no oils, no lubricants
- ✓ Efficient at any output: no gearbox
- ✓ Power electronics – power factor of 1

**Packaging**
- ✓ Single part number, turnkey
- ✓ Product, not a project
- ✓ Same unit used on all heat sources
- ✓ Re-deployable and movable
- ✓ Small footprint – vertical configurations available

**Customer benefits**
- ✓ No fuel required (just heat)
- ✓ No emissions – low carbon technology
- ✓ High capacity factor – generates >95% of time
- ✓ Minimal grid integration costs (unlike wind or solar)
- ✓ Pay as you save model – savings for little $ up-front
- ✓ Rapid time to payback



*Actual Clean Cycle packaged in CA for Marshall Islands Utility*

# HRS Applications

**>100 units installed by GE w/ >1 million fleet operating hours. Some examples include:**

### Diesel Recips

Often 10+ engines per site



*1 unit on CAT diesel*

- >70 GW installed & growing
- 1 Clean Cycle / ~2MW
- Focus: remote utility, industrial

### Gas Recips

Landfill & biogas applications



*1 unit on 2 GE engines*

- >60 GW installed & growing
- 1 Clean Cycle / ~2MW
- Focus: biogas, landfill, EU, Asia

### Biomass

Wood & harvest waste



*2 units on biomass boiler*

- >1,000 boilers / incinerators
- 1-5 Clean Cycle units / site
- Islands, Italy











Same core package design & technology used across applications


2 units on 2 recips on a Pacific Island
• Installed in Q4 2015
• 2 Clean Cycle generators
• Pay as you save model over 10 years
• Units save ~350,000 liters of fuel per year

# HRS Growth Strategy

CETI

### Business model

**Historically,** we have sold through channel distributors

- Challenges with high capex & we get little service revenue

**Today,** we focus on a 'pay as you save' lease model

- Customers save $ each month; low up-front cost – ease of customer conversion
- HRS locks in a 10+yr annuity with favorable IRR

### Components of a good heat to power project

- ✓ Enough heat (~1MWth/unit)
- ✓ Continuous operation
- ✓ Moderate to high electricity rates

*Customers see additional benefit if they need capacity (e.g. Indonesia) or have a green or clean energy agenda (e.g. Aruba)*

### 3 commercial paths







**Maintain equipment sales**

- Existing channels
- Incentive markets (EU, UK, JPN)
- Many, dispersed different customers
- Refer leads we get to existing channels
- Release new pkg system w/specifications

**Grow leasing**

- Dist. energy utilities w/big engine fleets
- Focus on Pacific Rim, Caribbean
- Expansion – ANZ, Lat Am, Africa, EU
- Few end users with many opportunities

**Explore licensing**

- Exclusive in country for $ up-front & volume commitment for CKD's ("jewelry")
- Insures we get paid up-front
- Targets: India, China, ME – challenging countries / regions

*We want to be an attractive energy efficiency solution for customers*

# Huge global waste heat potential – untapped

CETI

## Addressable market estimate

- >$5B global heat to power market
- >10k Clean Cycle unit potential
- Assumes 10-15% capture rates
- Growing… engines, factories, etc.

## DOE facts on the huge amount of waste heat

- ~3/5 of the primary energy used in power plants becomes waste heat
- 20- 50% of industrial energy input is lost as waste heat
- >2,946 facilities in the US could install WHP equipment… Represents >8GW heat to power potential (>450F)

## Target segments

**I Incentive: recips, boilers, geo, etc.**
- >60 GW installed & growing
- 10% penetration = ~3k CC units

**F Fuel-fired recips**
- 70 GW installed & growing
- 15% baseload = ~5k CC units

**P Process heat**
- >10,000 sites w/ enough heat
- 10% = ~2k CC units (2 CC's/site)

**L Licensing**
- Potential for $MM in countries we don't want to concentrate sales efforts on

## Concentrations of waste heat opportunities, by type



P
I
P
L
L
I
L
P
F
F
F
F
F

Confidential

# Pro forma (Un-Audited) Combined P&L ( In Thousands)

| Revenue | 2016 Total | 2017 | 2018 | 2019 | 2020 |
|---|---|---|---|---|---|
| Probe EMS Revenue | 3,925 | 4,710 | 5,652 | 6,782 | 8,139 |
| HRS Revenue | 5,534 | 12,663 | 18,572 | 27,255 | 37,355 |
| HRS Liscense Revenue | 5,000 | 5,000 | 5,000 | 5,000 | 5,000 |
| HRS Lease Revenue | 540 | 1,446 | 2,628 | 4,068 | 5,508 |
| Total Revenue | 14,999 | 23,819 | 31,852 | 43,105 | 56,002 |
| | | | | | |
| COGS | | | | | |
| Total Cost of Goods | 6,182 | 11,155 | 15,354 | 21,369 | 28,268 |
| | | | | | |
| Gross Profit | 8,817 | 12,664 | 16,498 | 21,736 | 27,734 |
| Gross Profit % | 59% | 53% | 52% | 50% | 50% |
| | | | | | |
| Gain from Inventory usage | 1,029 | 1,000 | - | - | - |
| | | | | | |
| | | | | | |
| Total G&A Expenses | 3,672 | 4,072 | 5,054 | 5,945 | 7,006 |
| | | - | - | - | - |
| EBITDA | 6,175 | 9,591 | 11,444 | 15,791 | 20,728 |

* Lease revenue requires project financing (initial Marshall project paid up)

# Un-Audited – Pro forma Balance Sheet Non-GAAP **

CETI

| | Actual from 10Q | Additional Value Acquired HRS/ GE numbers from | Proforma with Value adjustments Post Acquisition |
|---|---|---|---|
| | September 30, 2015 | September 30, 2015 | as if we paid market value for the assets |
| Assets | | | |
| Current Assets: | | | |
| Cash | $ 559 | $ - | 559 |
| Accounts receivable – net | 429,834 | 2,150,000 | 2,579,834 |
| Inventory | 1,312,656 | 4,254,000 | 5,566,656 |
| Total Current Assets | 1,743,049 | 6,404,000 | 8,147,049 |
| Property And Equipment - Net | 229,982 | 858,000 | 887,962 |
| | | | |
| HRS License and Intelectual Property | | 2,736,000 | 2,736,000 |
| Other Assets | 976,581 | - | 976,581 |
| Total Assets | $ 2,949,592 | $ 9,798,000 | $ 12,747,592 |
| | | | |
| Liabilities And Stockholders' ( Deficit ) | | | |
| Total Liabilities | 3,589,558 | - | 3,589,558 |
| Total Stockholders' Equity | (639,966) | 9,798,000 | 9,158,034 |
| Total Liabilities And Stockholders' Deficit | $ 2,949,592 | $ 9,798,000 | $ 12,747,592 |
| | | | |
| | Pre HRS | | Post HRS |
| Avg Price per share | $ 0.08 | | $ 0.10 |
| Outstanding Shares | 34,461,444 | | 139,371,767 |
| Market Cap | $ 2,756,916 | | $ 13,937,177 |

QUESTIONS?

kmahdi@probeglobal.com
(949) 273-4990 X814